SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):      December 23, 2003
                                                      ____________________



Exact Name of Registrant as
  Specified in Its Charter:           CALIFORNIA AMPLIFIER, INC.
                                ___________________________________



          DELAWARE                        0-12182              95-3647070
 _____________________________          ____________         _____________
State or Other Jurisdiction of          Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.




Address of Principal Executive Offices:     460 Calle San Pablo
                                            Camarillo, CA 93012
                                           _________________________


Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________


Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________














Item 5.  Other Events and Required FD Disclosure

On December 23, 2003, California Amplifier, Inc. issued a press release announcing the signing of a definitive agreement for the acquisition of Vytek Corporation, a privately-held company. A copy of the press release is attached as Exhibit 99-1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

         99.1 Press release of the Registrant dated December 23, 2003 announcing the signing of a definitive agreement to acquire Vytek Corporation.

         99.2 Press release of the Registrant dated December 23, 2003 announcing results of operations for the quarter ended November 30, 2003.

Item 12. Results of Operations and Financial Condition

The information set forth in Exhibit 99.2 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Exhibit 99.2 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On December 23, 2003, California Amplifier, Inc. issued an earnings release announcing its financial results for the third quarter ended November 30, 2003. A copy of the earnings release is attached as Exhibit 99.2.


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                   CALIFORNIA AMPLIFIER, INC.

    December 23, 2003	           By:   /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)